Exhibit 32.2

ROFIN-SINAR TECHNOLOGIES INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rofin-Sinar Technologies Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Ingrid Mittelstaedt, Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date:   February 9, 2007

                                            /s/ Ingrid Mittelstaedt
                                         -------------------------------
                                              Ingrid Mittelstaedt

                                          Chief Financial Officer,
                                          Executive Vice President,
                                          Finance and Administration,
                                          and Treasurer